                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                         CARDINAL BANKSHARES CORPORATION
              ----------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                      N.A.
                                      ----
                    (Name of Person(s) Filing Proxy Statement
                          if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

                                 Not Applicable.

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                                 Not Applicable.

                                 March 25, 2002

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Cardinal Bankshares Corporation. The meeting will begin at 2:00 p.m. on Wednesday, April 24, 2002, in the Bank of Floyd Conference Room located adjacent to the Bank in Floyd, Virginia.

Please sign and date the enclosed proxy and mail it in the envelope provided at your earliest convenience.

You are also invited to remain after the meeting for light refreshments and visiting. If you plan to attend, please include the enclosed card with your proxy.

Sincerely,


Leon Moore
Chairman of the Board
& President

                         CARDINAL BANKSHARES CORPORATION
                             101 Jacksonville Circle
                                  P.O. Box 215
                              Floyd, Virginia 24091

                  NOTICE OF 2002 ANNUAL MEETING OF STOCKHOLDERS


To the Stockholders of Cardinal Bankshares Corporation:

     NOTICE is hereby given that the 2002 Annual Meeting of Stockholders of Cardinal Bankshares Corporation will be held at the Bank of Floyd Conference Room, Floyd, Virginia, on April 24, 2002, at 2:00 p.m. for the following purposes:

     (1)  Electing Directors for the ensuing year.

     (2) Approving appointment of the Corporation's independent auditor for the year 2002.

     (3) Transacting such other business as may properly come before the meeting, or any adjournments thereof.

     Only stockholders of record at the close of business on March 20, 2002, are entitled to notice of and to vote at such meeting, or any adjournments thereof.

     Your attention is directed to the Proxy Statement accompanying this notice for a more complete statement regarding matters proposed to be acted upon at the meeting.

     To ensure that your shares are represented at the meeting, please fill in, date, sign, and mail promptly the enclosed proxy, for which a return envelope is provided. Your proxy is revocable at any time prior to its exercise.



                                   By Order of the Board of Directors

March 25, 2002

                         CARDINAL BANKSHARES CORPORATION
                             101 Jacksonville Circle
                                  P.O. Box 215
                              Floyd, Virginia 24091

                                 PROXY STATEMENT
                     FOR 2002 ANNUAL MEETING OF STOCKHOLDERS
                                   TO BE HELD
                                 APRIL 24, 2002

     The Board of Directors of Cardinal Bankshares Corporation (the Corporation") solicits the enclosed proxy to be used at the 2002 Annual Meeting of Stockholders to be held at the Bank of Floyd Conference Room, 101 Jacksonville Circle, Floyd, Virginia, on Wednesday, April 24, 2002, at 2:00 p.m., and at any adjournment thereof.

     The cost of solicitation of proxies will be borne by the Corporation. Solicitations will be made only by mail, except that, if necessary, officers and regular employees of the Corporation and Bank of Floyd may make solicitations of proxies by telegram, telephone or personal calls. Brokerage houses and other nominees may request that copies of the proxy soliciting material be furnished to them for mailing to the beneficial owners of the stock held of record by such brokerage houses and nominees. The Corporation may reimburse them for their reasonable expenses in this connection.

     All properly executed proxies delivered pursuant to this solicitation will be voted at the meeting in accordance with the instructions therein contained, if any. Any person signing and mailing the enclosed proxy may, nevertheless, revoke the proxy at any time prior to the actual voting thereof. Directors are elected by a plurality of votes properly cast, assuming a quorum is present. All matters coming before the meeting will be approved if the votes favoring such matter exceed those opposing it. Abstentions and broker non-votes will have no direct effect on the election of directors or any other matter which may be considered.

     An Annual Report to Stockholders, including the Corporation's financial statements for the year ended December 31, 2001, accompanies this proxy statement. This proxy statement and the accompanying proxy are first being sent or delivered to stockholders of the Corporation on or about March 25, 2002.

     As of February 28, 2002, the Corporation had outstanding 1,535,733 shares of its common stock, each of which is entitled to one vote at the Annual Meeting. Only stockholders of record at the close of business on March 20, 2002, will be entitled to vote at the meeting, or any adjournment thereof.

                          ITEM 1: ELECTION OF DIRECTORS
                          ------  ---------------------

     At the meeting, seven Directors will be elected, to serve until the 2003 Annual Meeting of Stockholders or if sooner, until their retirement dates under the director retirement policy adopted by the Board of Directors.

     In the event that any nominee becomes unavailable for election, any proxy voted in his favor will be voted for a substitute nominee. However, the Board of Directors does not anticipate that any nominee will be unavailable for election, and all have consented to be named and to serve if elected. Each nominee hereinafter named has been recommended for election by the Board of Directors.

                         INFORMATION CONCERNING NOMINEES
                         -------------------------------

                                                                   Principal Occupation and
         Name                Age    Director Since     Principal Business Conducted Past Five Years
         ----                ---    --------------     --------------------------------------------
K. Venson Bolt               76       3/12/96            Vice Chairman, Bank of Floyd; Farmer

Joseph Howard Conduff, Jr.   43       new                Dentist in Private Practice

William R. Gardner, Jr.      59       3/12/96            Director of Pupil Personnel,
                                                         Floyd County Public Schools

C. W. Harman                 78       3/12/96            Retired Farmer and Merchant

Kevin D. Mitchell            63       3/12/96            Dairy Farmer

Ronald Leon Moore            60       3/12/96            Chairman, President and Chief Executive Officer
                                                         of the Corporation and Bank of Floyd

Dorsey H. Thompson           72       3/12/96            Farmer


                     DIRECTORS MEETINGS, COMMITTEES AND FEES
                     ---------------------------------------

     Directors of the Corporation currently receive a fee of $275 for each board meeting attended and $75 for each committee meeting attended. The Board of Directors held 14 meetings during 2001. All incumbent directors attended at least 75 percent of the aggregate number of meetings held by the Board and meetings of committees on which they served.

     The Board of Directors has appointed an Audit Committee consisting of the following nonemployee directors: K. Venson Bolt, William R. Gardner, Jr., Kevin
D. Mitchell and Dorsey H. Thompson. The Audit Committee, which met two times during 2001, reviews the financial records and reports of the Corporation and each of its affiliates.

     The Board of Directors has appointed a Nominating Committee, consisting of Kevin D. Mitchell, C. W. Harman and William R. Gardner, Jr., to consider nominees to stand for election to the Board of Directors. This committee met one time during 2001. The Nominating Committee has no formal procedure for considering nominees proposed by the shareholders. The Board of Directors acts as the Compensation Committee for the Corporation.

                            OWNERSHIP OF COMMON STOCK
                            -------------------------

     The following stockholder beneficially owned in excess of five percent of the outstanding common stock of the Corporation as of February 28, 2002.

        Name and Address            Amount and Nature
      of Beneficial Owner        of Beneficial Ownership        Percent of Class
      -------------------        -----------------------        ----------------
       Joseph H. Conduff               146,736 /(1)/                  9.55
          P.O. Box 113
        Floyd, VA 24091

/(1)/  Includes 17,175 shares owned by his wife.

The following table sets forth the beneficial ownership of the Common Stock of the Corporation as of February 28, 2002, by each director currently serving (including the Chief Executive Officer), each nominee, and all directors and executive officers as a group.

                                      Amount and Nature
Name of Beneficial Owner           of Beneficial Ownership      Percent of Class
------------------------           -----------------------      ----------------
K. Venson Bolt                           8,868/(2)/                  (1)

Joseph Howard Conduff, Jr.              30,873/(3)/                 2.0

William R. Gardner, Jr.                  1,320                       (1)

C. W. Harman                             6,102/(4)/                  (1)

Kevin D. Mitchell                       20,910/(5)/                 1.4

Ronald Leon Moore                        7,905/(6)/                  (1)

Dorsey H. Thompson                       8,727/(7)/                  (1)

All directors and executive
officers as a group (7 persons)         53,832                      3.5

/(1)/  Less than 1 percent.

/(2)/  Includes 528 shares owned with his wife.

/(3)/  Includes 10,074 shares owned with wife and children

/(4)/  Includes 4,758 shares owned with his wife.

/(5)/ Includes 4,620 shares owned by his wife, 1,638 shares owned jointly with his wife, and 660 shares owned as custodian for his son.

___________________
                                       3

/(6)/ Includes 3,300 shares owned by his wife, and 1,519 shares owned jointly with his wife.

/(7)/  Includes 2,838 shares owned jointly with his wife.

                             EXECUTIVE COMPENSATION
                             ----------------------

     The following table sets forth the compensation of the Corporation's Chief Executive Officer for the fiscal year ended December 31, 2001, 2000, and 1999. No other officer received in excess of $100,000 for the current year.

                                             Summary Compensation Table
                                             --------------------------

Name and Capacity in Which Served           Year          Salary     All Other Compensation/(1)/
---------------------------------           ----          ------     ----------------------
Ronald Leon Moore,                          2001     $130,000.00            $3,500.00
President and Chief Executive Officer       2000     $125,000.00            $3,500.00
                                            1999     $115,000.00            $3,500.00

/(1)/ Employer contribution to the Corporation's pension plan for the years indicated.

                             AUDIT COMMITTEE REPORT
                             ----------------------

The Audit Committee of the Board is responsible for providing independent, objective oversight of the Corporation's accounting functions and internal controls. The Audit Committee is composed of independent directors, and acts under a written charter adopted and approved by the Board of Directors. Each of the members of the Audit Committee is independent as defined by corporate policy and by Rule 4200(a)(14) of the National Association of Securities Dealers listing standards. A copy of the Audit Committee Charter is attached to this proxy statement as Appendix A.

The responsibilities of the Audit Committee include recommending to the Board an accounting firm to be engaged as the Corporation's independent accountants. Additionally, and as appropriate, the Audit Committee reviews and evaluates, and discusses and consults with the Corporation's management, the Corporation's internal audit personnel and the independent accountants regarding the following:

     . the plan for, and independent accountants' report on, each audit of the Corporation's financial statements

     . the Corporation's financial disclosure documents, including all financial statements and reports filed with the (Primary securities regulator) or sent to shareholders

     . changes in the Corporation's accounting practices, principles, controls or methodologies, or in the Corporation's financial statements

     .    significant developments in accounting rules

     . the adequacy of the Corporation's internal accounting controls, and accounting, financial and auditing personnel

     . the establishment and maintenance of an environment at the Corporation that promotes ethical behavior

The Audit Committee is responsible for recommending to the Board that the Corporation's financial statements be included in the Corporation's annual report. The Committee took a number of steps in making this recommendation for 2001. First, the Audit Committee discussed with the Corporation's independent accountants for 2001, those matters they communicated to and discussed with the Audit Committee under applicable auditing standards, including information regarding the scope and results of the audit. These communications and discussions are intended to assist the Audit Committee in overseeing the financial reporting and disclosure process. Second, the Audit Committee discussed its independent accountants' independence with that firm and received a letter from its independent accountants concerning independence as required under applicable independence standards for auditors of public companies. This discussion and disclosure informed the Audit Committee of its independent accountants' independence, and assisted the Audit Committee in evaluating such independence. Finally, the Audit Committee reviewed and discussed, with the Corporation's management and (Accountant), the Corporation's audited consolidated balance sheets at December 31, 2001 and 2000, and consolidated statements of income, cash flows and stockholders' equity for the three years ended December 31, 2001. Based on the discussions with its independent accountants concerning the audit, the independence discussions, and the financial statement review, and such other matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the Board that these financial statements be included in the Corporation's 2001 Annual Report on Form 10-KSB.

                                             K. Venson Bolt,
                                             ---------------
                                             William R. Gardner, Jr.,
                                             ------------------------
                                             Kevin D. Mitchell
                                             -----------------
                                             Dorsey H. Thompson
                                             ------------------

Section 16(a) Beneficial Ownership Reporting Compliance
-------------------------------------------------------

     Based on a review of the forms submitted to the Corporation during or with respect to its fiscal year ended December 31, 2001, no person required to file reports pursuant to Section 16 of the Securities Exchange Act of 1934 failed to file any such report on a timely basis during that year.

                              CERTAIN TRANSACTIONS
                              --------------------

     Some of the directors and officers of the Corporation and their families are at present, as in the past, customers of the Corporation, and have had and expect to have transactions with the Corporation in the ordinary course of business. In addition, some of the directors and officers of the Corporation are at present, as in the past, also directors and officers of corporations which are customers of the Corporation and which have had and expect to have transactions with the Corporation in the ordinary course of business. Such transactions were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than normal risk of collectibility or present other unfavorable features.

                   ITEM 2:  APPOINTMENT OF INDEPENDENT AUDITOR
                   ------   ----------------------------------

     Larrowe & Company, PLC is being recommended to the stockholders of the Corporation for appointment as independent auditor for the year ending December 31, 2002. Representatives of this firm are expected to attend the meeting and have the opportunity to make a statement and respond to appropriate questions from stockholders.

     Services and Fees During 2001. As the Company's independent accountants for
     -----------------------------
2001, Larrowe & Company, PLC provided various audit and non-audit services for which the Company was billed for fees as further described below. None of the hours expended on Larrowe & Company, PLC's audit of the Company's financial statements were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. The Company's Audit Committee has considered whether Larrowe & Company, PLC's provision of non-audit services is compatible with maintaining its independence.

     Audit Fees. Larrowe & Company, PLC audited the Company's annual financial
     ----------
statements included in its 2001 Annual Report on Form 10-KSB and, during 2001, reviewed the financial statements included in the Company's Quarterly Reports on Form 10-QSB. The aggregate amount of fees billed to the Company for those services was $46,800.

     Financial Information Systems Design and Implementation Fees. During 2001,
     ------------------------------------------------------------
Larrowe & Company, PLC provided no services related to financial information systems design and implementation.

     All Other Fees. In addition to the services listed above, during 2001,
     --------------
Larrowe & Company, PLC, provided a number of other services to the Company for which the aggregate amount of fees billed to the Company was $15,200.

                         STOCKHOLDER PROPOSALS FOR 2003
                         ------------------------------

     If any eligible stockholder intends to present a proposal at the 2003 Annual Meeting of Stockholders, such proposal must be received by the Corporation at its principal executive office, 101 Jacksonville Circle, P.O. Box 215, Floyd, Virginia, on or before December 6, 2002. Otherwise, such proposal will not be considered for inclusion in the Corporation's proxy statement for such meeting.

                                  MISCELLANEOUS
                                  -------------

     All properly executed proxies received by the Corporation will be voted at the meeting in accordance with the instructions contained therein.

     The Board of Directors knows of no matter not identified herein which may properly come before the meeting for action. However, if any other matter does properly come before the meeting, the person or persons named in the proxy form enclosed will vote in accordance with their judgment upon such matter.

     You are urged to execute and return promptly the enclosed form of proxy.

                         CARDINAL BANKSHARES CORPORATION
                             101 Jacksonville Circle
                                  P.O. Box 215
                              Floyd, Virginia 24091

                      PROXY SOLICITED BY BOARD OF DIRECTORS

     The undersigned hereby appoints Eugene E. Derryberry, Dorsey H. Thompson, Ronald Leon Moore and William R. Gardner, Jr. or any one or more of them, as proxies, with full power of substitution, to vote all common stock of the undersigned at the Annual Meeting of Stockholders of the Corporation, to be held on April 24, 2002, at 2:00 p.m., and at any adjournment thereof, as follows:

(1) To vote FOR election to the Board of Directors of all nominees listed below as a group, unless you insert the word "NO" in the blank at the end of this paragraph. If you insert the word "NO", you will cause your shares not to
                                                                        ---
     be voted in favor of anyone in the group. _________________.

YOU MAY INSTRUCT THE ABOVE PERSONS NOT TO VOTE FOR A PARTICULAR INDIVIDUAL NOMINEE BY WRITING THE NAME OF THE NOMINEE OR NOMINEES IN THE FOLLOWING BLANK _______________________. Your shares will then be voted for those nominees which you have not so named.

Nominees for Directors to serve until the 2003 Annual Meeting of Stockholders and until their successors are elected and have qualified, (or if sooner, until their retirement dates under the director retirement policy adopted by the Board of Directors) are:

          K. Venson Bolt                     Kevin D. Mitchell
          Joseph Howard Conduff, Jr.         Ronald Leon Moore
          William R. Gardner, Jr.            Dorsey H. Thompson
          C. W. Harman

(2) To vote for appointment of Larrowe & Company, PLC, as independent auditor of the Corporation for the year 2002, unless one of the following two alternatives is chosen: AGAINST ( ); ABSTAIN ( ).

(3) To vote upon such other business as may be properly brought before the meeting.

THE STOCK REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED.
IF AUTHORITY TO VOTE IS NOT WITHHELD, OR IF NO CHOICE IS SPECIFIED, THE STOCK REPRESENTED BY THIS PROXY WILL BE VOTED FOR ALL NOMINEES NAMED ABOVE TO BE ELECTED TO THE BOARD OF DIRECTORS AND FOR APPOINTMENT OF LARROWE & COMPANY, PLC AS INDEPENDENT AUDITOR FOR THE CORPORATION FOR 2001.

Please sign your name(s) exactly as shown imprinted hereon. If acting as executor or trustee or otherwise in a fiduciary capacity, please sign as such fiduciary.

Date: _________________                     ___________________________________
                                            Signature of Stockholder

                                            ___________________________________
                                            Signature of Stockholder